POWER OF ATTORNEY

         Each person whose individual signature appears below hereby authorizes and appoints Mitchell Edwards with full power of substitution and resubstitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this registration statement, including any and all post-effective amendments and any registration statement relating to the same offering as this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing, ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on the dates indicated.

          Signature                   Title                             Date
          ---------                   -----                             ----


  /s/ Raymond J. Pittman                                          Dec 11, 1998
----------------------------                                      --------------
                             Chief Executive Officer and Director
      Raymond J. Pittman        (Principal Executive Officer)


  /s/ Michael S. Bard                                             Dec 11, 1998
----------------------------                                      --------------
                             Senior Vice President and Controller
      Michael S. Bard       (Principal Financial and Accounting Officer)


  /s/ Mitchell Edwards                                            Dec 11, 1998
----------------------------                                      --------------
                             Executive Vice President and Director
      Mitchell Edwards

  /s/ Kenneth M. Woolley                                          Dec 11, 1998
----------------------------                                      --------------
                             Director
      Kenneth M. Woolley

  /s/ Glen Hartman                                                Dec 11, 1998
----------------------------                                      --------------
      Glen Hartman           Director

  /s/ James A. Egide                                              Dec 11, 1998
----------------------------                                      --------------
      James A. Egide         Chairman of the Board

  /s/ Mitchell Edwards                                            Dec 11, 1998
----------------------------                                      --------------
      Mitchell Edwards
      Attorney-in-Fact